UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2013

First Internet Bancorp

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

001-35750	20-348991
(Commission File Number)	(IRS Employer Identification No.)

8888 Keystone Crossing, Suite 1700
Indianapolis, Indiana	46240
(Address of Principal Executive Offices)	(Zip Code)

(317) 532-7900

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into Material Definitive Agreement.

On June 28, 2013, First Internet Bancorp (the “Company”) entered into a Subordinated Debenture Purchase Agreement with Community BanCapital, L.P. (the “Lender”). The purchase agreement provides the Company with a loan of $3,000,000 in the form of subordinated debt. The loan is evidenced by a subordinated debenture in the principal amount of $3,000,000, which bears interest at a fixed annual rate of 8.00% and is scheduled to mature on June 28, 2021; however, the Company can repay the loan without premium or penalty at any time after June 28, 2016. The debenture is expected to qualify for treatment as Tier 2 capital for regulatory capital purposes. The purchase agreement and the debenture contain customary subordination provisions and events of default; however the right of the Lender to accelerate the payment of the debenture is limited to bankruptcy or insolvency.

As partial inducement for the Lender to enter into the purchase agreement, the Company issued to the Lender a warrant to purchase up to 48,750 shares of its common stock, no par value, at an initial per share exercise price equal to $19.33.

The warrant will become exercisable on June 28, 2014, and, unless previously exercised, will expire on June 28, 2021. The Company has the right to force an exercise of the warrant after the debenture has been repaid in full if the 20-day volume-weighted average price of a share of its common stock exceeds $30.00.

In addition, on June 28, 2013 the Company entered into a separate arrangement pursuant to which, at the Company’s option, the Lender has committed to provide an additional $3,000,000 loan on or before December 31, 2013 under terms and conditions substantially similar to those contained in the purchase agreement.

The foregoing descriptions of the purchase agreement, debenture and warrant are qualified by reference to the full text of each document, copies of which are filed with this current report on Form 8-K as Exhibits 10.1, 10.2 and 4.1, respectively.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The discussion under Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Warrant to purchase common stock dated June 28, 2013
10.1	Subordinated Debenture Purchase Agreement with Community BanCapital, L.P. dated June 28, 2013
10.2	Subordinated Debenture dated June 28, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2013

FIRST INTERNET BANCORP

By:	/s/ Kay E. Whitaker
Kay E. Whitaker, Senior Vice President- Finance and Chief Financial Officer

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EXHIBIT INDEX

Number	Description	Method of filing
4.1	Warrant to purchase common stock dated June 28, 2013	Filed Electronically
10.1	Subordinated Debenture Purchase Agreement with Community BanCapital, L.P. dated June 28, 2013	Filed Electronically
10.2	Subordinated Debenture dated June 28, 2013	Filed Electronically

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